UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 8, 2017, SandRidge Energy, Inc., a Delaware corporation (“SandRidge” or the “Company”), issued a letter to Carl C. Icahn (the “Rights Plan Response Letter”) in response to his letter to the board of directors of SandRidge dated November 30, 2017 relating to the Stockholder Rights Agreement dated November 26, 2017 by and between SandRidge and American Stock Transfer & Trust Company, LLC as Rights Agent (the “Rights Plan”). The Rights Plan Response Letter confirms that Mr. Icahn would not trigger the Rights Plan by, among other things: (1) discussing Mr. Icahn’s opposition to the proposed acquisition of Bonanza Creek Energy, Inc. (“Bonanza Creek”) with other stockholders of SandRidge; (2) seeking proxies from other stockholders to vote against the proposed acquisition; (3) contacting other stockholders to join Mr. Icahn in calling a special meeting of stockholders; (4) if other stockholders in fact joined Mr. Icahn in calling such a special meeting, and (5) soliciting proxies to remove members of the board and replace those with new directors, assuming, in all cases, that these actions comply with the requirements of the Federal proxy rules, the Company’s bylaws, the Company’s certificate of incorporation and Delaware law.

Also on December 8, 2017, counsel to SandRidge delivered a letter to Mr. Icahn and his related entities (the “Demand Response Letter”) in response to their demand to inspect the books and records of SandRidge pursuant to Section 220 of the Delaware General Corporation Law. In the Demand Response Letter, counsel to SandRidge informs Mr. Icahn that while he is not entitled under Delaware law to inspect the requested books and records, the Company would volunteer to make certain documents available to Mr. Icahn, subject to a mutually agreeable confidentiality agreement.

The Rights Plan Response Letter and the Demand Response Letter are incorporated herein by reference and attached hereto as Exhibits 99.1 and 99.2, respectively. The descriptions of the Rights Plan Response Letter and the Demand Response Letter herein do not purport to be complete and are qualified in their entirety by Exhibits 99.1 and 99.2, respectively.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain “forward-looking statements” under applicable securities laws, including the Private Securities Litigation Reform Act of 1995. These statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “predict,” “potential,” “pursue,” “outlook,” “continue,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future results regarding the benefits of the transaction, closing of the proposed merger, and future financial results and operational plans are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to receive requisite shareholder approval, satisfy closing conditions or obtain regulatory approvals; uncertainties as to the timing of the closing; changes to business relationships, competitive responses, the inability to achieve anticipated synergies, unexpected costs, charges, expenses or difficulties, the outcome of any litigation and the inability to retain key personnel, each related to the proposed merger; the uncertainty of financial performance following completion of the proposed merger; and any changes in general economic or industry specific conditions. SandRidge cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in SandRidge’s and Bonanza Creek’s public filings with the SEC, which are available at the SEC’s website, http://www.sec.gov. Each forward looking statement speaks only as of the date of the particular statement, and SandRidge undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, SandRidge will file with the SEC a registration statement on Form S-4, which will include a prospectus of SandRidge and a joint proxy statement of Bonanza Creek and SandRidge. SandRidge and Bonanza Creek also plan to file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the shareholders of Bonanza Creek and the shareholders of

SandRidge. SHAREHOLDERS OF BONANZA CREEK AND SANDRIDGE ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about SandRidge and Bonanza Creek, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SandRidge will be available free of charge, on SandRidge’s internet website at www.sandridgeenergy.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting SandRidge’s Investor Relations Department at (405) 429-5515. Copies of the documents filed with the SEC by Bonanza Creek will be available free of charge on Bonanza Creek’s internet website at www.bonanzacrk.com under the tab “For Investors” and then under the tab “SEC Filings” or by contacting Bonanza Creek’s Investor Relations Department at (720) 440-6136.

Participants in the Solicitation

Bonanza Creek, SandRidge, their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Bonanza is set forth in Bonanza Creek’s public filings with the SEC, including its Current Reports on Form 8-K filed with the SEC on April 28, 2017, June 12, 2017 and August 4, 2017 and its Quarterly Report on Form 10-Q for the period ending September 30, 2017, filed with the SEC on November 9, 2017. Information about the directors and executive officers of SandRidge is set forth in SandRidge’s public filings with the SEC, including its definitive proxy statement on Form DEF 14A filed with the SEC on April 28, 2017 and its Current Reports on Form 8-K filed with the SEC on June 28, 2017 and August 1, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents can be obtained as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Rights Plan Response Letter dated December 8, 2017.

99.2	Demand Response Letter dated December 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: December 8, 2017	By:	/s/ Philip T. Warman
Philip T. Warman
Senior Vice President, General Counsel and Corporate Secretary